AQR FUNDS

Supplement dated September 3, 2021 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares

Summary Prospectus, Prospectus

and Statement of Additional Information, each dated May 1, 2021,

as amended, of the AQR Risk Parity II MV Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

At a meeting held on August 19-20, 2021, the Board of Trustees of AQR Funds (the “Trust”) approved a proposal to liquidate the Fund on or about November 5, 2021 (“Liquidation Date”). Information regarding the liquidation was disclosed to shareholders via a Prospectus supplement dated August 20, 2021. A copy of this August 20, 2021 supplement can be obtained free of charge by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also view this supplement on the AQR Funds website at https://funds.aqr.com/fund-documents by viewing the Fund’s current Summary Prospectus or Prospectus.

In the August 20, 2021 supplement, it was disclosed that the Fund had declared two dividends to occur prior to the Liquidation Date, a special distribution to all holders of record as of August 30, 2021 and a second special distribution to all holders of record as of November 1, 2021, collectively consisting of any undistributed income and capital gains (net of available capital loss carryovers).

The Fund has now declared a third dividend to occur prior to the Liquidation Date, a special distribution to all holders of record as of September 10, 2021. In addition, prior to the Liquidation Date, the Fund may declare one or more additional dividends to all holders of record as of a date or dates to be determined. Prior notice of such additional dividends will be posted to the AQR Funds website at https://funds.aqr.com.

We appreciate your investment in the AQR Funds. For more information, please contact the Trust at (866) 290-2688.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE